1 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY Avalo Therapeutics, Inc. May 2022 Corporate Presentation (AVTX) Exhibit 99.2

2 © Copyright 2022. Avalo Therapeutics. All rights reserved. This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Avalo Therapeutics, Inc. (“Avalo” or the “Company”), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: the future financial and operational outlook; the development of product candidates or products; timing and success of trial results and regulatory review; potential attributes and benefits of product candidates; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Avalo’s management but are subject to significant risks and uncertainties, including: drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; reliance on key personnel, including as a result of recent management changes; regulatory risks; Avalo’s cash position and the potential need for it to raise additional capital; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and the war in Ukraine; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

3 © Copyright 2022. Avalo Therapeutics. All rights reserved. Experienced Management Team Decades of successful leadership, product development, commercialization in pharma and biotech *Presenter Garry A. Neil, MD President, Chief Executive Officer* Lisa Hegg, PhD SVP, Program Management and Corporate Infrastructure Colleen Matkowski SVP, Global Regulatory Affairs and Quality Assurance Scott White, MD VP, Clinical Development Dino C. Miano, PhD SVP, CMC and Technical Operations Chris Sullivan Chief Financial Officer

4 © Copyright 2022. Avalo Therapeutics. All rights reserved. Avalo Therapeutics (AVTX) 1mAb: monoclonal antibody; 2POC: Proof of concept studies; 3COVID-19 ARDS: SARS-COV2 associated acute respiratory distress syndrome (ARDS); 4IBD: Inflammatory bowel disease; 5NEA: Non- eosinophilic asthma; 6PEAK trial: A Phase 2, Randomized, Double-Blind, Placebo-Controlled, Parallel Group Study to Evaluate the Safety and Efficacy of AVTX-002 for the Treatment of Poorly Controlled Non-Eosinophilic Asthma K; 7LADDER trial: A Phase 3, Randomized, Double-blind, Two-period, Crossover, Withdrawal Study to Assess the Efficacy and Safety of AVTX-803 in Subjects with Leukocyte Adhesion Deficiency Type II (LAD II) ER; 8RPDD: Rare pediatric disease designation; 9CDG: Congenital disorder of glycosylation AVTX-002 (anti-LIGHT mAb1) POC2 in COVID-19 ARDS3 with Fast Track and IBD4; NEA5 PEAK6 trial underway - phase 2 data 4Q22 Pivotal LADDER7 trial data for RPDD8 CDG9 program (AVTX-803) 4Q22   Focused portfolio emphasizing high value “first in class” immunology biologics

5 © Copyright 2022. Avalo Therapeutics. All rights reserved. New management team: Experienced experts who know the pipeline and people Drive value for shareholders: Allocate capital to most promising programs – Focus on highest value indications for promising novel biologics: AVTX-002 and AVTX-007 – Advance pivotal RPDD CDG programs: AVTX-803 and AVTX-801 – Out-license/divest non-strategic assets: AVTX-006 Emphasize: Rigorous scientific studies Operational excellence Strategic partnerships Avalo 2022 Corporate Highlights

6 © Copyright 2022. Avalo Therapeutics. All rights reserved. Clinical-Stage Pipeline * The Company is considering a possible randomized, double-blind, placebo-controlled clinical trial in moderate-to-severe refractory patients with IBD ** Further development of AVTX-002 for treatment of COVID-19 ARDS is currently dependent on third party funding ‡ Management is currently reviewing preliminary data and path forward related to this indication; updates will be forthcoming upon finalization of the review ‡‡ This study is sponsored by a third party; currently working with study sponsor to refine milestone timing ARDS, acute respiratory distress syndrome; CDG, congenital disorder of glycosylation; IL, interleukin; LAD, leukocyte adhesion deficiency; mAb, monoclonal antibody; NEA, non-eosinophilic asthma; ODD, orphan drug designation; PGM1, phosphoglucomutase 1; RPDD, rare pediatric disease designation, Inflammatory bowel disease (IBD) Program Mechanism of Action Lead Indication Designation Clinical Development Stage Anticipated MilestonePhase 1 Phase 2 Phase 3/Pivotal Immunology AVTX-002 Anti-LIGHT mAb NEA – Phase 2 Top-line Data 4Q 2022 Inflammatory bowel disease – * COVID-19 ARDS Fast Track ** AVTX-007 Anti-IL-18 mAb Still’s disease – ‡ Rare Genetic Diseases AVTX-803 L-Fucose replacement LAD II (SLC35C1-CDG) ODD RPDD Fast Track Pivotal Trial Data 4Q 2022 AVTX-801 D- Galactose replacement PGM1-CDG Pivotal Trial Data 2023‡‡

7 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 (Anti-LIGHT mAb)

8 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Fully human monoclonal antibody (mAb) to LIGHT • POC in 2 indications: COVID-19 ARDS & IBD1 • Currently in phase 2 for non-eosinophilic asthma (NEA) AVTX-002: First-in-class anti-LIGHT (TNFSF14) mAb *Worldwide rights licensed from Kyowa Kirin Corpoation (KKC). KKC has an option to retain the rights in Japan. 1Inflammatory Bowel Disease (IBD)

9 © Copyright 2022. Avalo Therapeutics. All rights reserved. LIGHT is a Key Driver of Acute & Chronic Inflammation • LIGHT/TNFSF14 is an immunoregulatory cytokine • Critical for neutrophil, NK, T and B cell function • 2 primary receptors: LTβR, HVEM receptors • Pivotal role in lung, GI tract, & other tissues1 • Reducing LIGHT can moderate immune dysregulation in many acute and chronic inflammatory disorders 1. Ware, C., Croft, M., and Neil, G. Manuscript in preparation CD4Tem, effector-memory T cells; DC, dendritic cell; MAC, macrophage; NK, natural killer cell; Tfh, T follicular helper cells

10 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 Significantly Reduced Respiratory Failure and Mortality in Phase 2 POC COVID-19 ARDS Study Perlin, D. S. et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome. J Clin Invest (2021) doi:10.1172/jci153173. LIGHT Levels (pg/mL) Over Treatment Period Percentage of Patients with Respiratory Failure and/or Death by Day 28 AVTX-002 (n=36) Placebo (n=34) LI G HT L ev el s ( pg /m L) 400 300 200 100 0 Day 5Day 1 (Baseline) Day 2

11 © Copyright 2022. Avalo Therapeutics. All rights reserved. • A single dose rapidly reduced serum free-LIGHT levels by ⋍ 85%1 • Well-tolerated; no increase in serious adverse events vsplacebo • Evidence of clinically important anti-inflammatory effect in the lung • Granted Fast Track Designation by FDA • Potential for benefit in other causes of ARDS, and other lung inflammation AVTX-002 POC in COVID-19 ARDS 1. Perlin DS et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome

12 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 Non-Eosinophilic Asthma (NEA)

13 © Copyright 2022. Avalo Therapeutics. All rights reserved. Non-Eosinophilic Asthma (NEA) 1. Asthma and Allergy Foundation of America. Asthma facts and figures. https://www.aafa.org/asthma-facts/. Accessed January 3, 2022. 2. McGrath KW et al. Am J Resp Crit Care Med. 2012;185(6):612-619. 3. Jiang Y et al. Allergy Asthma Clin Immunol. 2021;17(1):45. 4. Centers for Disease Control and Prevention. AsthmaStats: Uncontrolled asthma among adults, 2016. https://www.cdc.gov/asthma/asthma_stats/uncontrolled-asthma-adults.htm. Accessed January 3, 2022. 5. Carr, T. F., Zeki, A. A. & Kraft, M. Eosinophilic and Noneosinophilic Asthma. Am J Resp Crit Care 197, 22–37 (2017). 6. Esteban-Gorgojo I et al. J Asthma Allergy. 2018;11:267-281. 7. ClearView Healthcare Partners Analysis, June 2021. 8. Hastie AT et al. J Allergy Clin Immunol. 2010;125(5):1028-1036. 9. Romeo J et al. J Allergy Clin Immunol. 2013;131(2 Suppl):AB203. Abstract 725. 10. Rørvig et al J Leukocyte Biol 94, 711–721 (2013). Treatment Approach4 • Typical asthma symptoms; often more severe/resistant to treatment5 • Associated with smoking, pollution, infections, obesity5 • Sputum LIGHT levels negatively associated with lung function (FEV1 and FVC) in asthma8,9 • Higher LIGHT levels in sputum in asthma patients with neutrophilia8 • Neutrophils have high, pre-formed LIGHT levels10 Patient Population • US prevalence of asthma ⋍ 25M1 • NEA accounts for ⋍ 47% of asthma2,3 • 50% of patients with asthma remain controlled4 • Standard therapies for asthma; many NEA patients remain uncontrolled6,7 • Currently no approved targeted therapies for NEA Signs and Symptoms4 Rationale for AVTX-002

14 © Copyright 2022. Avalo Therapeutics. All rights reserved. Key Secondary/Exploratory EndpointsPrimary Endpoint Estimated Enrollment: n=80 AVTX-002 8 mg/kg (max 600 mg) q4wks (n=40) AVTX-002 for Treatment of NEA: PEAK Trial Design • Time to exacerbation • Change in FEV1 ‡ from baseline • Proportion of patients with exacerbation • Change in FeNO# from baseline • Change in ACQ§ from baseline • Poorly controlled asthma on LABA* and ICS† • Exacerbation within 1 year previously • Blood eosinophil count <300 cells/µL Placebo (n=40) 14 weeks Multicenter, Phase 2 Trial of AVTX-002 in patients with NEA Trial Design Key Inclusion Criteria • Discontinue LABA at Week 2 • Reduce ICS at Week 4 by 50% • Discontinue ICS at Week 6 Top-line Data Expected 4Q22 Trial Design Performed With Dupilumab (Demonstrated Kaplan-Meier Curve Difference in Time to Exacerbation) *LABA, long-acting beta-agonist; †ICS, inhaled corticosteroid; ‡FEV1, forced expiratory volume in 1 second; #FeNO, fractional exhaled nitric oxide; §ACQ, asthma control questionnaire.

15 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Open-label, uncontrolled study in patients with moderate-to-severe Crohn’s disease who previously failed anti-TNFα mAb1 and other biologics • Rapid reduction in serum free LIGHT levels • Well-tolerated: no drug-related serious adverse events observed • Clinically meaningful mucosal healing signal observed in preliminary analysis – 3 out of 7 patients demonstrated evidence of mucosal healing as determined by colonoscopy and adjudicated by a central reader with one patient achieving remission in preliminary analysis2 • Randomized placebo-controlled trial in ulcerative colitis under evaluation Efficacy Signal Observed in Crohn’s Disease Phase 1B Study 1TNFα, tumor necrosis factor alpha; mAb, monoclonal antibody; †SES-CD, Simple Endoscopic Score for Crohn’s Disease 2Final analysis of colonoscopy (SES-CD) scores, symptom scores and biomarkers ongoing expected in 2Q22

16 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-803 Leukocyte Adhesion Deficiency Type II (LAD II, also known as SLC35C1-CDG)

17 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-803: Leukocyte Adhesion Disorders (LAD II) LAD II (SLC35C1-CDG) Pathophysiology LAD Type II: Absence of sialyl Lewis X of E-selectin (SLC35C1 mutation) • Type II (LAD II) caused by LOF mutation in SLC35C1 gene resulting in the inability to fucosylate certain critical proteins • Absence of sialyl Lewis X results in neutrophil dysfunction Diagnosis/ Evaluation • Facial dysmorphism/growth & cognitive impairment • Recurrent bacterial infections due to neutrophil dysfunction Treatment • Currently no FDA-approved treatment; patients use OTC fucose • AVTX-803 granted orphan drug, Fast Track & Rare Pediatric Disease designations Patient Population • Ultra-orphan disease: worldwide prevalence ~10-20 pt • Nonfunctional GDP-fucose transporter with decreased fucosylation • Absence of sialyl Lewis X (CD15a) expression • Flow cytometry for sialyl Lewis X (CD15a) expression • Leukocytosis/neutrophil function assay • H antigen expression (for pharmacodynamic effect) Overview Signs and Symptoms AVTX-803 is an oral formulation of L-fucose that enhances fucosylation of proteins in the absence of a functioning GDP-fucose transporter, partially restoring protein function

18 © Copyright 2022. Avalo Therapeutics. All rights reserved. Key Secondary/Exploratory EndpointsPrimary Endpoint Estimated Enrollment: n=2 AVTX-803 (L-fucose) for LAD II (SLC35C1-CDG): LADDER Trial Design *100-300 mg/kg up to 5x/d based on clinical response • Restoration of sialyl Lewis X biomarker • Leukocyte function assay • Neutrophil counts • Known SLC35C1 mutation • Previous known response to L-fucose Single-Center (US), Double-Blind (plus Open-Label Extension) Pivotal Trial of AVTX-803 in patients with LAD II (SLC35C1-CDG) Trial Design Key Inclusion Criteria Top-line pivotal data expected 4Q22 AVTX-803* + Food Vehicle Food Vehicle Open-Label Ext. AVTX-803* Screening/ Baseline AVTX-803* + Food Vehicle Food Vehicle Randomization Period 1 Up to 8 wks Period 2 Up to 8 wks 6 months

19 © Copyright 2022. Avalo Therapeutics. All rights reserved. Clinical-Stage Pipeline * The Company is considering a possible randomized, double-blind, placebo-controlled clinical trial in moderate-to-severe refractory patients with IBD ** Further development of AVTX-002 for treatment of COVID-19 ARDS is currently dependent on third party funding ‡ Management is currently reviewing preliminary data and path forward related to this indication; updates will be forthcoming upon finalization of the review ‡‡ This study is sponsored by a third party; currently working with study sponsor to refine milestone timing ARDS, acute respiratory distress syndrome; CDG, congenital disorder of glycosylation; IL, interleukin; LAD, leukocyte adhesion deficiency; mAb, monoclonal antibody; NEA, non-eosinophilic asthma; ODD, orphan drug designation; PGM1, phosphoglucomutase 1; RPDD, rare pediatric disease designation, Inflammatory bowel disease (IBD) Program Mechanism of Action Lead Indication Designation Clinical Development Stage Anticipated MilestonePhase 1 Phase 2 Phase 3/Pivotal Immunology AVTX-002 Anti-LIGHT mAb NEA – Phase 2 Top-line Data 4Q 2022 Inflammatory bowel disease – * COVID-19 ARDS Fast Track ** AVTX-007 Anti-IL-18 mAb Still’s disease – ‡ Rare Genetic Diseases AVTX-803 L-Fucose replacement LAD II (SLC35C1-CDG) ODD RPDD Fast Track Pivotal Trial Data 4Q 2022 AVTX-801 D- Galactose replacement PGM1-CDG Pivotal Trial Data 2023‡‡

20 © Copyright 2022. Avalo Therapeutics. All rights reserved. Finance Update

21 © Copyright 2022. Avalo Therapeutics. All rights reserved. NASDAQ: AVTX Financial & Investor Information The following data is as of March 31, 2022: • Cash – $38.5M* • Outstanding common shares – 112.8M • Fully diluted shares – 136M • Average daily trading volume – 0.5M Key Financial Highlights * Preliminary unaudited cash balance as of April 30, 2022 is $32M

22 © Copyright 2022. Avalo Therapeutics. All rights reserved. New Management Team and Pipeline Focus Multiple Meaningful Clinical Catalysts • AVTX-002 NEA data from PEAK trial (80-patient Phase 2 trial) in 4Q22 • AVTX-803 LAD II (SLC35C1-CDG) pivotal data from LADDER trial in 4Q22 Business Development Opportunities • AVTX-006 potential for out-licensing/divestiture • AVTX-002 and AVTX-007 evaluate additional strategic opportunities to accelerate development and indication expansion 2022: A Transformational Year for Avalo